                                                                    Exhibit 4.16


                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of January 29, 2002

                                  By and Among

                          ADVANCED MICRO DEVICES, INC.

                                    as Issuer

                                       and

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                            SALOMON SMITH BARNEY INC.

                              as Initial Purchasers

                  4.75% Convertible Senior Debentures Due 2022

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
1.  Definitions ....................................................     1
2.  Shelf Registration .............................................     5
3.  Additional Amounts .............................................     7
4.  Registration Procedures ........................................     8
5.  Registration Expenses ..........................................    13
6.  Indemnification ................................................    13
7.  Rules 144 and 144A .............................................    17
8.  Miscellaneous ..................................................    17

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is dated as of January
                                              ---------
29, 2002, by and among ADVANCED MICRO DEVICES, INC., a Delaware corporation (the "Company"), and CREDIT SUISSE FIRST BOSTON CORPORATION and SALOMON SMITH BARNEY
 -------
INC. (the "Initial Purchasers").
           ------------------

     This Agreement is entered into in connection with the Purchase Agreement, dated as of January 24, 2002 (the "Purchase Agreement"), by and among the
                                   ------------------
Company and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of $500,000,000 aggregate principal amount of the Company's 4.75% Convertible Senior Debentures Due 2022 (the "Firm Notes"), which
                                                             ----------
are convertible into Common Stock of the Company, par value $.01 per share (the "Underlying Shares"), plus up to an additional $100,000,000 aggregate principal
 -----------------
amount of the same that the Initial Purchasers may subsequently elect to purchase pursuant to the terms of the Purchase Agreement (the "Additional Notes"
                                                               ----------------
and, together with the Firm Notes, the "Convertible Notes"). The Convertible
                                        -----------------
Notes are being issued pursuant to an indenture dated as of the date hereof (the "Indenture") between the Company and the Bank of New York, as Trustee.
 ---------

     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Convertible Notes or Underlying Shares. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Firm Notes under the Purchase Agreement.

     The parties hereby agree as follows:

1.   Definitions.
     -----------

         As used in this Agreement, the following terms shall have the following meanings:

     Additional Amounts Payment Date: See Section 3(c) hereof.
     -------------------------------

     Additional Amounts: See Section 3(a) hereof.
     ------------------

     Additional Notes: See the second introductory paragraph hereto.
     ----------------

     Agreement: See the first introductory paragraph hereto.
     ---------

     Amendment Effectiveness Deadline Date: See Section 2(d) hereof.
     -------------------------------------

     Amount of Registrable Securities: (a) With respect to Convertible Notes
     --------------------------------
constituting Registrable Securities, the aggregate principal amount of all such Convertible Notes outstanding, (b) with respect to Underlying Shares constituting Registrable Securities, the aggregate number of such Underlying Shares outstanding multiplied by the Conversion Price

(as defined in the Indenture) in effect at the time of computing the Amount of Registrable Securities or, if no such Convertible Notes are then outstanding, the last Conversion Price that was in effect under the Indenture when any such Convertible Notes were last outstanding, and (c) with respect to combinations thereof, the sum of (a) and (b) for the relevant Registrable Securities.

     Blue Sky Laws: State securities or "blue sky" laws.
     -------------

     Business Day: Any day that is not a Saturday, Sunday or a day on which
     ------------
banking institutions in New York are authorized or required by law to be closed.

     Closing Date: January 29, 2002.
     ------------

     Company: See the first introductory paragraph hereto.
     -------

     Convertible Notes: See the second introductory paragraph hereto.
     -----------------

     Depositary: The Depository Trust Company until a successor is appointed by
     ----------
the Company.

     Effectiveness Date: The 180th day after the Closing Date.
     ------------------

     Effectiveness Period: See Section 2(a) hereof.
     --------------------

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     Filing Date: The 90/th/ day after the Closing Date.
     -----------

     Firm Notes: See the second introductory paragraph hereto.
     ----------

     Holder: Any holder of Registrable Securities.
     ------

     Indemnified Holder: See Section 6 hereof.
     ------------------

     Indemnified Person: See Section 6 hereof.
     ------------------

     Indemnifying Person: See Section 6 hereof.
     -------------------

     Indenture: See the second introductory paragraph hereto.
     ---------

     Initial Purchasers: See the first introductory paragraph hereto.
     ------------------

     Initial Shelf Registration: See Section 2(a) hereof.
     --------------------------

     Initial Shelf Registration Statement: See Section 2(a) hereof.
     ------------------------------------

     Inspectors: See Section 4(l) hereof.
     ----------

     Losses: See Section 6 hereof.
     ------

     New Requirements: See Section 2(a) hereof.
     ----------------

     NASD: See Section 4(o) hereof.
     ----

     Notice and Questionnaire: A written notice delivered to the Company
     ------------------------
containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Circular of the Company dated January 24, 2002 relating to the Convertible Notes.

     Notice Holder:  On any date, any Holder that has delivered a Notice and
     -------------
Questionnaire to the Company at least 5 Business Days prior to such date.

     Person: An individual, partnership, corporation, limited liability company,
     ------
unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

     Prospectus: The prospectus included in any Registration Statement
     ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Purchase Agreement: See the second introductory paragraph hereto.
     ------------------

     Records: See Section 4(l) hereof.
     -------

     Registrable Securities: All Convertible Notes and all Underlying Shares
     ----------------------
upon original issuance thereof and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement covering such Convertible Notes and Underlying Shares having been declared effective by the SEC and such Convertible Notes and Underlying Shares having been disposed of in accordance with such effective Registration Statement, (ii) such Convertible Notes and Underlying Shares having been sold in compliance with Rule 144, (iii) such Convertible Notes and any Underlying Shares ceasing to be outstanding and (iv) the date that is two years from the Closing Date. For purposes of this definition, Underlying Shares shall not include shares of Common Stock of the Company issued upon conversion of Convertible

Notes that were previously disposed of in accordance with an effective Registration Statement or with Rule 144.

     Registration Default: See Section 3(a) hereof.
     --------------------

     Registration Statement: Any registration statement of the Company filed
     ----------------------
with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 promulgated under the Securities Act, as such rule may
     --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     Rule 144A: Rule 144A promulgated under the Securities Act, as such rule may
     ---------
be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415: Rule 415 promulgated under the Securities Act, as such rule may
     --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC: The Securities and Exchange Commission.
     ---

     Securities Act: The Securities Act of 1933, as amended, and the rules and
     --------------
regulations of the SEC promulgated thereunder.

     Shelf Registration: See Section 2(b) hereof.
     ------------------

     Shelf Registration Statement: See Section 2(b) hereof.
     ----------------------------

     Subsequent Shelf Registration: See Section 2(b) hereof.
     -----------------------------

     Suspension Period: See Section 3(b) hereof.
     -----------------

     TIA: The Trust Indenture Act of 1939, as amended, and the rules and
     ---
regulations of the SEC promulgated thereunder.

     Trustee: The Trustee under the Indenture.
     -------

     Underlying Shares: See the second introductory paragraph hereto.
     -----------------

2.   Shelf Registration.
     ------------------

     (a)  Shelf Registration. The Company shall file with the SEC a Registration
          ------------------
Statement (the "Initial Shelf Registration Statement") for an offering to be
                ------------------------------------
made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration") on or prior to the Filing Date.
                 --------------------------
The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

     The Company shall use its reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable after such Initial Shelf Registration is filed and, in any event, on or prior to the Effectiveness Date and to keep such Initial Shelf Registration continuously effective under the Securities Act until the earlier of when (i) all the Registrable Securities are registered under the Shelf Registration (as defined below) and have been disposed of in the manner set forth and as contemplated therein, (ii) all the Registrable Securities have been resold pursuant to Rule 144 under the Securities Act, (iii) all the Registrable Securities cease to be outstanding (the "Effectiveness Period") and (iv) two
                                         --------------------
years have passed from the Closing Date.

     No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder becomes a Notice Holder and, in the case that requirements under the Securities Act are changed after the date of this Agreement (all such requirements, the "New Requirements"), furnishes to the Company, upon request by
                   ----------------
the Company, any additional information pursuant to the New Requirements concerning such Holder required to be included in any Shelf Registration Statement or Prospectus included therein. Each Holder of Registrable Securities as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed so that the information previously furnished to the Company by such Holder is not materially misleading and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made. Subject to the foregoing, at the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder at the time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company's securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

     (b)  Subsequent Shelf Registrations. If the Initial Shelf Registration or
          ------------------------------
any Subsequent Shelf Registration ceases to be effective for any reason at any time during the

Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration or any Subsequent Shelf Registration, as the case may be, in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent
                                                                    ----------
Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company
------------------
shall use its reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any
          ------------------
Subsequent Shelf Registration and the term "Shelf Registration Statement" means
                                            ----------------------------
any Registration Statement filed in connection with a Shelf Registration.

     (c)  Supplements and Amendments. The Company shall promptly supplement and
          --------------------------
amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf
                                                          ----
Registration, if required by the Securities Act, or if reasonably requested by the Holders of the majority in Amount of Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be
                        --------  -------
required to supplement or amend any Shelf Registration upon the request of a Holder if such requested supplement or amendment would, in the good faith judgment of the Company, violate the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder.

     (d)  Holder Procedures. Each Holder of Registrable Securities wishing to
          -----------------
sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least 5 Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) 5 Business Days after such date or (y) 5 Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect within 5 Business Days of such delivery date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that
                                   -------------------------------------
is 45 days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided, that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period. Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to 10 Business Days from the expiration of a Suspension Period (and the Company shall incur no obligation to pay Additional Amounts during such extension) if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date; provided, that after the date that is 180 days of the date of effectiveness of the Initial Shelf Registration Statement, the Company shall not be obligated to file more than one post-effective amendment or supplement in any 30-day period for the purpose of naming Holders as selling securityholders who were not so named in the Initial Shelf Registration Statement at the time of effectiveness.

3.   Additional Amounts.
     ------------------

     (a) The Company and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay additional amounts on the Registrable Securities ("Additional
                                                                 ----------
Amounts") under the circumstances and to the extent set forth below (each of
-------
which shall be given independent effect; each a "Registration Default"):
                                                 --------------------

          (i) if the Initial Shelf Registration is not filed on or prior to the Filing Date, then commencing on the day after the Filing Date, Additional Amounts shall accrue on the Registrable Securities at a rate of 0.5% per annum on the Amount of Registrable Securities;

          (ii) if the Initial Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date, then commencing on the day after the Effectiveness Date, Additional Amounts shall accrue on the Registrable Securities at a rate of 0.5% per annum on the Amount of Registrable Securities; and

          (iii) if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as permitted under Section 3(b)), then commencing on the day after such cessation of effectiveness Additional Amounts shall accrue on the Registrable Securities at a rate of 0.5% per annum on the Amount of Registrable Securities;

provided, however, that Additional Amounts on the Registrable Securities may not
--------  -------
accrue under more than one of the foregoing clauses (i), (ii) or (iii) at any one time; provided, further, however, that (1) upon the filing of the Shelf
          --------  -------  -------
Registration as required hereunder (in the case of clause (a)(i) of this Section
3), (2) upon the effectiveness of the Shelf Registration as required hereunder (in the case of clause (a)(ii) of this Section 3) or (3) upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of clause (a)(iii) of this Section 3), Additional Amounts on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, so long as any Registrable Security is then covered by an effective Shelf Registration Statement, no Additional Amounts shall accrue on such Registrable Security. No Holder of Registrable Securities shall be entitled to Additional Amounts pursuant this
Section 3 until such Holder is a Notice Holder and until such Holder shall have provided all information required to be provided by such Holder to the Company pursuant to Section 2(a) hereof.

     (b) Notwithstanding paragraph (a) of this Section 3, the Company shall be permitted to suspend the effectiveness of a Shelf Registration for up to 30 consecutive days (a "Suspension Period") in any 90-day period without being
                     -----------------
required to pay Additional Amounts. The aggregate duration of any Suspension Periods shall not, without incurring any obligation to pay Additional Amounts, exceed 90 days in any 365-day period.

     (c) So long as Convertible Notes remain outstanding, the Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Amounts is required to be paid. Any amounts of Additional Amounts due pursuant to clause (a)(i), (a)(ii) or
(a)(iii) of this Section 3 will be payable in cash semi-annually on each February 1 and August 1 (each an "Additional Amounts Payment Date"), commencing
                                  -------------------------------
with the first such date occurring after any such Additional Amounts commences to accrue, to Holders to whom regular interest is payable on such Additional Amount Payment Date with respect to Convertible Notes that are Registrable Securities and to Persons that are registered Holders on January 15 or July 15 preceding such Additional Amount Payment Date with respect to Underlying Shares that are Registrable Securities. The amount of Additional Amounts for Registrable Securities will be determined by multiplying the rate of Additional Amounts by the Amount of Registrable Securities outstanding on the Additional Amount Payment Date following such Registration Default in the case of the first such payment of Additional Amounts with respect to a Registration Default and thereafter at the next succeeding Additional Amount Payment Date until the cure of such Registration Default.

4.   Registration Procedures.
     -----------------------

     In connection with the filing of any Registration Statement pursuant to
Section 2 hereof, the Company shall effect such registrations to permit the resale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

     (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 hereof, and use its reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that
                                                   --------  -------
before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, upon request of any Holder of Registrable Securities covered by such Registration Statement furnish to and afford such Holder and such Holder's counsel, if any, a reasonable opportunity to review copies of all such documents proposed to be filed (in each case, where possible, at least five Business Days prior to such filing, or such later date as is reasonable under the circumstances), and shall incorporate into such filings such comments and changes as may be reasonably requested by such persons. The provisions of this paragraph (a) shall not apply to the filing by the Company of annual, quarterly or current reports, or proxy statements or schedules under the Exchange Act. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if Holders of a majority in Amount of Registrable Securities covered by such Registration Statement or their counsel, shall reasonably object.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. Except as provided in Section 3(b), the Company shall be deemed not to have used its reasonable efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby that are Notice Holders not being able to sell such Registrable Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including, without limitation, the provisions of Sections 2(b) and 4(l) hereof.

     (c) Notify the applicable selling Holders of Registrable Securities and their counsel promptly (but in any event within three Business Days) and, confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to a Registration Statement, Prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

     (d) Use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use its reasonable efforts to obtain the withdrawal of any such order at the earliest possible time.

     (e) Furnish to each selling Holder of Registrable Securities, a single counsel to such Holders (chosen in accordance with Section 5(b)), at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

     (f) Deliver to each selling Holder of Registrable Securities and a single counsel to such Holders (chosen in accordance with Section 5(b)), at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the second paragraph of Section 4(r) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (g) Prior to any public offering of Registrable Securities, to use its reasonable efforts to register or qualify, to the extent required by applicable law, and to cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or offer and sale under the Blue Sky Laws of such jurisdictions within the United States as any selling Holder reasonably request and to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(g); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the
                                                  --------  -------
Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any jurisdiction where it is not then so subject.

     (h) Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing shares of Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository; and enable such shares of Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request.

     (i) Use its reasonable efforts to cause the Registrable Securities covered by any Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

     (j) Upon the occurrence of any event contemplated by paragraph 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, as promptly as practicable (and after any applicable Suspension Period) prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (k) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities in a form eligible for deposit with the Depositary and (ii) provide required CUSIP numbers for the Registrable Securities.

     (l) Upon such party's execution of a confidentiality agreement, reasonably acceptable to the Company, make available for inspection by any selling Holder of such Registrable Securities being sold, and any attorney, accountant or other agent retained by any such selling Holder, (collectively, the "Inspectors"), at
                                                               ----------
the offices where normally kept, during reasonable business hours at such time or times as shall be mutually convenient for the Company and the Inspectors as a group, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records")
                                                                    -------
as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.

     (m) Provide the Holders of the Registrable Securities to be included in such Registration Statement and a single counsel to such Holders (chosen in accordance with Section 5(b)), reasonable opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto.

     (n) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (o) Cooperate with each seller of Registrable Securities covered by any Registration Statement, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
 ----

     (p) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the Holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

     (q) Use its reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

     (r) Use its best efforts to list, subject to notice of issuance, the Underlying Shares on the NYSE and to maintain the listing of such Underlying Shares on the NYSE for so long as the Convertible Notes or the Underlying Shares are outstanding.

     Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

5.   Registration Expenses.
     ---------------------

     (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with Blue Sky Laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in Section 4(g) hereof), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with the Depository and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of the majority in Amount of Registrable Securities included in any Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel for the sellers of Registrable Securities (subject to the provisions of Section 5(b) hereof), (v) fees and disbursements of the Company's independent certified public accountants, (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(ix) the expense of any annual audit of the Company's financial statements, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements and any other documents necessary in order to comply with this Agreement.

     (b) The Company shall reimburse the Holders of the Registrable Securities being registered in or Shelf Registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in Amount of Registrable Securities to be included in such Registration Statement.

6.   Indemnification.
     ---------------

     The Company agrees to indemnify and hold harmless (i) each Initial Purchaser, (ii) each Holder, (iii) each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act) any of the foregoing (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), (iv) the respective officers, directors, partners, employees, representatives and agents of each

Initial Purchaser, the Holders (including predecessor Holders) or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Holder"), from and against any
                                      ------------------
and all losses, claims, damages, liabilities, joint or several, and judgments (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) to which they become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such Indemnified Person, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or Prospectus, or any amendment thereof or supplement thereto or any related preliminary prospectus, in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by or on behalf of any such Holder expressly for use therein; provided, that the Company shall not
                                           --------
be liable to any Indemnified Holder under the indemnity agreement in this
Article 6 with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Indemnified Holder results from the fact that such Indemnified Holder sold Registrable Securities to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus in any case where such delivery is required by the Securities Act if the Company had previously furnished copies thereof in sufficient quantities to such Indemnified Holder and the loss, claim, damage or liability of such Indemnified Holder results from an untrue statement or omission of a material fact contained in the preliminary prospectus that was (i) identified to such Indemnified Holder at or prior to the earlier of the filing with the SEC or the furnishing to such Indemnified Holder of the corrected Prospectus and (ii) corrected in the final Prospectus. The Company shall notify each Indemnified Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or such Indemnified Holder.

     Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers and each Person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person or Persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing of the commencement thereof; but the failure
--------------------
so to notify the Indemnifying Person (i) will not relieve it from liability under the two immediately preceding paragraphs unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses; and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to any Indemnified Person other than the indemnification obligation provided in the two preceding paragraphs. Such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Person(s) which are different from or additional to those available to the Indemnifying Person; (iii) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; or (iv) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Indemnified Holders shall be designated in writing by the Holders of the majority in Amount of Registrable Securities, and any such separate firm for the Company, its directors, respective officers and such control Persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each such Indemnified Person from all liability arising out of such claims, actions, suits or proceedings.

         If the indemnification provided for in the first and second paragraphs of this Section 6 is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, "Losses") (i) in such proportion as is
                                    ------
appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand, and the Indemnified Person on the other hand, pursuant to the Purchase Agreement or from the offering of the Registrable Securities pursuant to any Shelf Registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Person on the one hand, and the Indemnified Person on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and any Indemnified Holder on the other, shall be deemed to be in the same proportion as the total net proceeds from the initial offering and sale of Convertible Notes (before deducting expenses) received by the Company bear to the total net proceeds received by such Indemnified Holder from sales of Registrable Securities giving rise to such obligations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Indemnified Holder and the parties' intent, relative knowledge, information and opportunity to correct or prevent such statement or omission.

         The Company and each of the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take
   --- ----
account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, in no event shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 6, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions set forth in this paragraph.

         The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

         The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, its officers or directors or any other Person controlling any of the Company and (iii) acceptance of and payment for any of the Registrable Securities.

7.       Rules 144 and 144A.
         ------------------

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that, for so long as any Registrable Securities remain outstanding, it will use its reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8.       Miscellaneous.
         -------------

         (a) No Inconsistent Agreements. The Company has not, as of the date
             --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggyback registration rights with respect to a Registration Statement, except to the extent that any existing right has heretofore been waived.

         (b) Amendments and Waivers. The provisions of this Agreement may not be
             ----------------------
amended, modified or supplemented, and waivers or
consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the Holders of not less than the majority in Amount of Registrable Securities; provided, however, that
                                                       -----------------
Section 6 and this Section 8(b) may not be amended, modified or supplemented without the prior written consent of the Company and each Holder (including, in the case of an amendment, modification or supplement of Section 6, any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in Amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

         (c) Notices. All notices and other communications (including, without
             -------
limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

             (1) if to a Holder of the Registrable Securities, at the most current address of such Holder set forth on the records of the registrar under the Indenture, in the case of Holders of Convertible Notes, and the stock ledger of the Company, in the case of Holders of Underlying Shares.

             (2) if to the Initial Purchasers:

                 Credit Suisse First Boston Corporation
                 Eleven Madison Avenue
                 New York, NY 10010
                 Facsimile No.: (212) 325-4296
                 Attention: Transactions Advisory Group

                 Salomon Smith Barney Inc.
                 388 Greenwich Street, 3/rd/ floor
                 New York, NY 10013
                 Facsimile No.: (212)816-7912
                 Attention: General Counsel

             with copies to:

                 Davis Polk & Wardwell
                 1600 El Camino Real
                 Menlo Park, CA 94025
                 Facsimile No.: (650) 752-2116
                 Attention: Alan Denenberg, Esq.

               (3)  if to the Company, at the addresses as follows:

                    Advanced Micro Devices, Inc.
                    One AMD Place
                    Sunnyvale, CA 94088
                    Facsimile No.:  (408) 732-6164
                    Attention:  General Counsel

               with copies to:

                    Latham & Watkins
                    135 Commonwealth Drive
                    Menlo Park, CA 94025
                    Facsimile No.:  (650) 463-2600
                    Attention:  Christopher L. Kaufman, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of
          ---------------------
and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to
                       --------  -------
the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Securities.

     (e) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS SITTING IN MANHATTAN, NEW YORK CITY, THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (h) Severability. If any term, provision, covenant or restriction of this
         ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Securities Held by the Company or Its Affiliates. Whenever the consent
         ------------------------------------------------
or approval of Holders of a specified percentage in Amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (j) Third Party Beneficiaries. Holders of Registrable Securities are
         -------------------------
intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

     (k) Entire Agreement. This Agreement, together with the Purchase Agreement
         ----------------
and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand, and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  ADVANCED MICRO DEVICES, INC.


                                  By: /s/ Thomas M. McCoy
                                      --------------------------------------
                                      Name:  Thomas M. McCoy
                                      Title:  Senior Vice President, General
                                      Counsel and Secretary


                                  CREDIT SUISSE FIRST BOSTON
                                  CORPORATION


                                  By: /s/ Francisco J. Paret
                                      --------------------------------------
                                      Name:  Francisco J. Paret
                                      Title: Director

                                  SALOMON SMITH BARNEY INC.


                                  By: /s/ William L. Frauenhofer
                                      --------------------------------------
                                      Name:  William L. Frauenhofer
                                      Title:  Vice President